UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2017
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AOXING PHARMACEUTICAL COMPANY, INC.
(Exact name of registrant as specified in its charter)
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Florida	0-24185	65-0636168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1098 Foster City Blvd., Suite 106-810, Foster City, CA 94404
(Address of Principal Executive Office) (Zip Code)

(646) 367 1747
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

 On September 25, 2017, Aoxing Pharmaceutical Company, Inc. notified the NYSE MKT that the Company's Board of Directors has determined to remove the Company's common stock from the NYSE MKT by filing a Form 25 Notification of Removal on October 6, 2017, which will become effective on October 16, 2017. Promptly following the effective date of the Form 25, the Company will also file a Form 15 Notice of Termination of Registration, which will, when effective, terminate the Company's obligation to file reports with the Securities and Exchange Commission.
On September 25, 2017, Aoxing Pharma issued a press release describing the aforesaid plans. A copy of the press release is being filed as an exhibit to this Report.
Item 9.01   Financial Statements and Exhibits
Exhibits
99.1 Press release dated September 25, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Aoxing Pharmaceutical Company, Inc.

Date: September 25, 2017	By:	/s/ Zhenjiang Yue Zhenjiang Yue, Chief Executive Officer